Equity	9 Months Ended
Sep. 30, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
Equity	EquityOn August 15, 2022, the Company entered into a share purchase agreement with the Purchasers, pursuant to which, on September 6, 2022, the Company issued and sold to the purchasers an aggregate of 733,568 common shares at USD 8.52 per share. The shares were issued from the Company’s treasury shares at par value, which arose from the Share Subscription Agreement. See note 2, “Basis of Preparation." The transaction was recorded as a USD 6.1 million net increase to share premium for the issuance of the common shares, net of transaction costs accrued and paid, and an increase in cash and cash equivalents.The Company also recorded a USD 19.6 million non-cash net increase to share premium for the issuance of the 2,390,297 common shares to Deerfield in connection with the exchange of the senior secured convertible notes. The shares were issued from the Company’s treasury shares at par value, which arose from the Share Subscription Agreement. See note 15, “Convertible loans” and note 2, “Basis of Preparation” for further information on this transaction and Share Subscription Agreement, respectively.